Exhibit 99.1

AIA® Document A101™ – 1997

Standard Form of Agreement Between Owner and Contractor

where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the twenty-fourth day of October in the year of 2005
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)

Redding Bank of Commerce
1951 Churn Creek Rd.
Redding, CA 96002

and the Contractor:
(Name, address and other information)

Gifford Construction, Inc.
P.O. Box 492618
Redding, CA 96049-2618

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

The Project is:
(Name and location)

Redding Bank of Commerce Annex Building
1981 Churn Creek Rd.
Redding, CA 96002

The Architect is:
(Name, address and other information)

Nichols, Melburg & Rossetto
300 Knollcrest Dr.
Redding, CA 96002

The Owner and Contractor agree as follows.

ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ 3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

January 2, 2006

If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

§ 3.2 The Contract Time shall be measured from the date of commencement.

§ 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 300 days from the date of commencement, or as follows:
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

ARTICLE 4 CONTRACT SUM

§ 4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Three million seven hundred twenty two thousand seven hundred ninety twc Dollars ($ 3,722,792), subject to additions and deductions as provided in the Contract Documents.

§ 4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires)

§ 4.3 Unit prices, if any, are as follows:

ARTICLE 5 PAYMENTS

§ 5.1 PROGRESS PAYMENTS

§ 5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§ 5.1.3 Provided that an Application for Payment is received by the Architect not later than the last day of a month, the Owner shall make payment to the Contractor not later than the fifteenth day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty (30)days after the Architect receives the Application for Payment.

§ 5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

§ 5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ 5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of ten percent (10 %). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201–1997;

.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10 %);

.3 Subtract the aggregate of previous payments made by the Owner; and

.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201–1997.

§ 5.1.7 The progress payment amount determined in accordance with Section 5.1.6 shall be further modified under the following circumstances:

.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and
(Section 9.8.5 of AIA Document A201–1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Section 9.10.3 of AIA Document A201–1997.

§ 5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

§ 5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ 5.2 FINAL PAYMENT

§ 5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201–1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2 a final Certificate for Payment has been issued by the Architect.

§ 5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION

§ 6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201–1997.

§ 6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201–1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

§ 7.1 Where reference is made in this Agreement to a provision of AIA Document A201–1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

§ 7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 7.3 The Owner's representative is:
(Name, address and other information)

Michael C. Mayer
1951 Churn Creek Rd.
Redding, CA 96002

§ 7.4 The Contractor's representative is:
(Name, address and other information)

Kenneth R. Gifford, Jr.
P.O. Box 492618
Redding, CA 96049-2618

§ 7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days written notice to the other party.

§ 7.6 Other provisions:

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

§ 8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101–1997.

§ 8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201–1997.

§ 8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated August 2005 ~~xxxxxxxxxxxxxx~~

Document	Title	Pages

§ 8.1.4 The Specifications are those contained in the Project Manual dated April 2005 ~~xxxxxxxxxxxxxxxxxxxxxxxxxx~~
~~(xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx)~~

Section	Title	Pages

§ 8.1.5 The Drawings are as follows, and are dated July 6, 2005 unless a different date is shown below:
~~(xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx)~~

Number	Title	Date

§ 8.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
One	8/15/05	117
Two	8/15/05	1
Three	9/15/05	6

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

§ 8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201–1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Exhibit "A" Contractor's Schedule of Values

Exhibit "B" Modifications to Contract Documents

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

Redding Bank of Commerce	Gifford Construction, Inc.
By **OWNER** *(Signature)*	By **CONTRACTOR** *(Signature)*
Michael C. Mayer, President	Kenneth R. Gifford, Jr., President
(Printed name and title)	*(Printed name and title)*

	ITEM	SUBCONTRACTOR	12,488 S.F. BID		SAVINGS
	GENERAL CONDITIONS		174,575		
	SURVEY STAKING	IN GEN CONDITIONS	INC		
	SWPPP & EROSION CONTROL	IN GEN CONDITIONS	INC		
	SITEWORK & GRADING		INC		
	STORM DRAIN		77,628		
	SITE SEWER		INC		
	SITE WATER		INC		
	SITE GAS		9,500		
	PAVING		85,939		
02218	SOIL PREPARATION		26,434		
02525	CONCRETE CURBS, GUTTERS & PAVING		INC		
02811	IRRIGATION		INC		
02938	SODDING		INC		
02950	TREES, SHRUBS & GROUND COVER		INC		
02998	LANDSCAPE MAINTENANCE		INC		
	FENCING		2,680		
03100	CONCRETE FORMWORK		INC		
03200	CONCRETE REINFORCEMENT		INC		
	EXPORT EXCAVATED SOIL		6,336		
03251	EXPANSION & CONTRACTION JOINTS		1,572		
03300	CAST-IN-PLACE CONCRETE		277,588	GENERATOR	200
	ANCHOR BOLTS		838		
03347	SELF-LEVELING UNDERLAYMENT		5,800		
04100	MORTAR & GROUT		INC		
04245	THIN BRICK MASONRY		349,054	PLANTER/GENERATOF	4,575
	EXTERIOR BRICK SEALER		9,500		
04340	REINFORCED UNIT MASONRY		INC		
05120	STRUCTURAL STEEL		194,000	[illegible]	REVISED
05300	METAL DECK		INC		
		GENERATOR DOOR	750		(750)
		GENERATOR LOCK	200		(200)
05400	COLD-FORMED STEEL FRAMING		INC		
05500	METAL FABRICATIONS		INC		
06100	ROUGH CARPENTRY		178,358		
06112	FRAMING & SHEATHING		INC		
06114	WOOD BLOCKING & CURBING		INC		
06196	WOOD I-JOISTS		INC		
	SAFETY RAILING		832		
06200	FINISH CARPENTRY		17,720		
06400	ARCHITECUTRAL WOODWORK		115,521		
07105	SLAB-ON-GRADE VAPOR BARRIER		INC		
07110	SHEET MEMBRANE WATERPROOFING		5,040		
07145	CRYSTALLINE WATERPROOFING		483		
07213	BUILDING INSULATION		23,484		
07270	FIRESTOPPING		414		
07412	METAL FROOFING SYSTEMS		32,735		
07533	ELASTOMERIC SHEET ROOFING-MECHANICALLY ATTACHED		49,350		
07555	ROOF DECK PAVER SYSTEM		23,270		
07620	SHEET METAL FLASHING AND TRIM		INC		
07720	ROOF HATCHES		722		
07900	JOINT SEALERS		4,500		
08100	HOLLOW METAL DOORS AND FRAMES		68,000	LAMINATE	4,500
08210	WOOD DOORS		INC		
	DOOR LABOR		9,350		
08410	ALUMINUM-FRAMED GLAZES SYSTMES		138,775		
08710	FINISH HARDWARE		INC		
08800	GLAZING		INC		
09110	NON-LOAD BEARING WALL FRAMING		INC		
09220	LATH AND PLASTER		63,584		
09252	GYPSUM SHEATHING		272,191		
09260	GYPSUM BOARD SYSTEMS		INC		
09264	SHAFT WALL ASSEMBLIES		INC		
09300	TILE		125,658		
09510	ACOUSTICAL CEILINGS		30,101		
09611	CONCRETE FLOOR SEALER		485		
09660	RESILIENT TILE FLOORING AND RUBBER BASE		INC		
09665	RESILIENT SHEET FLOORING		INC		
09688	CARPET-GLUE DOWN		46,144	THRESHOLDS	3,697
	ENTRY CARPET TILES AND FRAME		1,638		
09699	WATER VAPOR EMISSION CONTROL SYSTEMS		8,552		
09900	PAINTING		18,200	SEE REVISIONS	
09960	VINYL WALL COVERILNG		62,500		
09986	FIBERGLASS REINFORCED PLASTIC PANELS		400		

SCHEDULE OF VALUES

REDDING BANK OF COMMERCE - ANNEX BUILDING 10/25/2005 8:55 AM

	ITEM	SUBCONTRACTOR	BID		SAVINGS
10100	VISUAL DISPLAY BOARDS		1,965		
10160	SOLID PLASTIC TOILET PARTITIONS		4,304		
10270	ACCESS FLOORING		12,192		
10440	SIGNAGE		3,684		
10522	FIRE EXTINGUISHERS CABINETS		1,358		
10800	TOILET ACCESSORIES		5,741		
	FLAGPOLE		1,982		
11132	PROJECTION SCREENS		3,883		
12512	VERTICAL BLINDS		32,079		
14200	ELEVATORS		52,380		
15000	GENERAL MECHANICAL		INC		
15300	FIRE PROTECTION		29,406		
15310	FM200 FIRE SUPPRESSION		27,525		
15400	PLUMBING		70,535	ELEVATOR	8,000
15800	HVAC		331,000		
15900	CONTROLS		INC		
	FIRE ALARM		14,600		
16000	BASIC ELECTRICAL REQUIREMENTS		410,000		
16622	EMERGENCY LIGHTING & POWER SYSTEMS		INC		
16700	GENERAL SECURITY REQUIREMENTS		INC		
16710	ACCESS CONTROL AND ALARM MONITORING SYSTEM		INC		
16720	CLOSED CIRCUIT TELEVISION (CCTV) SYSTEM		INC		
16730	EQUIPMENT RACKS & ENCLOSURES		INC		
16750	DATA NETWORK & TELEPHONE CABLE SYSTEM		INC		
	CONTRACTOR'S FEE		136,000		
	ACOUSTIC WALL PANEL ALLOWANCE		10,320	$48.00 LF @215	
	WAINSCOT ALLOWANCE		35,475	$165.00 LF	
	CHECK MATH TO HERE		OK		
		SUBTOTAL	3,704,814	CURRENT SAVINGS	20,022
		LIABILITY INS.	38,000		
		TOTAL	3,742,814		
		LESS CURRENT SVGS.	20,022		
		TOTAL	3,722,792		
	NIC ITEMS				
	PERMITS AND FEES		152,562		
	SCHOOL FEES		4,496		
	ENCROACHMENT PERMIT	ALLOWANCE	1,500		
	ALL RISK INSURANCE	ALLOWANCE	10,800		
		TOTAL	169,358		
		BUILDING	3,722,792		
		NIC ITEMS	169,358		
		TOTAL	3,892,150		
	NOTE, NEED TO ADD FOR CONTINGENCIES!!!				
	CORRECT FINISH SCHEDULE				
	ADD SWITCHED EXHAUST IN DELI				
	DELETE CABINETRY IN 124 WORK ROOM				
	ROOM 205 WEST WALL HALF HEIGHT				
	NOTES 2&4 ON FINISH SCHEDULES INCORRECT				
	REVISE WALLS/CABINETRY AT BULL PEN				
	SITE LIGHTING REVISIONS?				
	REBID FIRE LINE				
	VERIFY GAS LINE				

SCHEDULE OF VALUES

EXHIBIT "B"

MODIFICATIONS TO CONTRACT DOCUMENTS

The Standard Form of Agreement, the General Conditions and the Supplementar General Conditions are modified as follows:

1) The value engineering proposals indicated on Exhibit "A" are incorporate into the work.

2) Permits, fees and builder's risk insurance are by Owner.

3) Allowances are as indicated on Exhibit "A".

4) Time extensions shall be allowed for all weather related delays.

5) Bonds are not required.

6) Contractor shall not be required to indemnify Owner for the negligence of th Architect, Engineer and their consultants.